SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2002

                          UNION ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    INDIANA
                 (State or other jurisdiction of incorporation)

            0-26412                                     35-1908796
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

250 N. Shadeland Avenue, Indianapolis, IN                    46219
 (Address of principal executive offices)                 (Zip Code)

                                 (317) 231-6400
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(A)       Exhibits

          Number          Description

           99             Press Release, dated December 17, 2002, of
                           Union Acceptance Corporation


ITEM 9.   REGULATION FD DISCLOSURE

     Union Acceptance Corporation issued a press release on December 17, 2002, attached as Exhibit 99, providing updates regarding the status of its pending bankruptcy proceeding and related matters.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNION ACCEPTANCE CORPORATION


December 18, 2002                    By: /s/ Mark R. Turner
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                                        Mark R. Turner
                                        Chief Financial Officer